Net Periodic Benefit Cost (Detail) - Single and Multiple Employer Plans - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Net periodic benefit cost:
Service cost	$ 6	$ 6	$ 4
Interest cost	5	5	5
Amortization of actuarial loss	3	4	1
Settlement charge	1	1
Total net periodic benefit cost	$ 15	$ 16	$ 10